SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund

Supplement Dated June 30, 2010
to the Class A Shares Prospectus Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the sub-advisers and portfolio managers of the Large Cap Disciplined Equity Fund.

Change in Sub-Adviser for the Large Cap Disciplined Equity Fund

In the sub-section entitled "Large Cap Disciplined Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

GE Asset Management Incorporated: GE Asset Management Incorporated (GEAMI), located at 3001 Summer Street, Stamford, Connecticut 06904 serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to GEAMI. The team is led by George Bicher, Senior Vice President and Portfolio Manager. Mr. Bicher joined GEAMI in 2002 as a Research Analyst and is currently responsible for all investment decisions in the U.S. Research Select Equity portfolio. Mr. Bicher is also responsible for the Global Select Equity and Research Enhanced U.S. Equity strategies, and shares portfolio management responsibility for the U.S. Multi-Style® Equity strategy. In addition, Mr. Bicher supports sector oversight and asset allocation for public equities within the GE Pension Trust.

Change in Portfolio Managers for the Large Cap Disciplined Equity Fund

In the sub-section entitled "Large Cap Disciplined Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Lazard Asset Management LLC is hereby deleted and replaced with the following:

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a sub-adviser to the Large Cap Disciplined Equity Fund. Lazard's LMS-U.S. Equity team of investment professionals manages a portion of the Large Cap Disciplined Equity Fund's assets allocated to Lazard. The LMS-U.S. Equity team consists of Andrew Lacey, Deputy Chairman and Portfolio Manager/Analyst, Jai Jacob, Director and Portfolio Manager/Analyst, and Daniel Breslin, Director and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1996 as a portfolio manager and is responsible for oversight of U.S. and Global strategies and is a member of the portfolio management team. He also is a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Jacob joined Lazard in 1998 as an Analyst for the Quantitative Technology and Settlements team and has built quantitative analytical tools for over 40 Lazard investment strategies. He currently leads the Global Cross-Platform Multi-Strategy investment team. Mr. Breslin joined Lazard in 2002 as a research analyst and is currently a Portfolio Manager/Analyst on the U.S. Small-Mid Cap Equity team, focusing on the Financials, Utilities, Healthcare and interest rate sensitive industries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-668 (6/10)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund

Supplement Dated June 30, 2010
to the Statement of Additional Information ("SAI") Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the sub-advisers and portfolio managers of the Large Cap Disciplined Equity Fund.

Change in Sub-Adviser for the Large Cap Disciplined Equity Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

GE ASSET MANAGEMENT INCORPORATED—GE Asset Management Incorporated ("GEAMI") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. GEAMI was founded in 1988 and is a Delaware corporation and a wholly-owned subsidiary of General Electric Company (GE), a widely held public corporation.

In addition, in the sub-section entitled "Portfolio Management," under the same section, the following text is hereby added in the appropriate alphabetical order thereof:

GEAMI

Compensation. SIMC pays GEAMI a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between GEAMI and SIMC. GEAMI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended March 31, 2010.

GEAMI employees receive a compensation package designed to attract, motivate and retain talented people. The compensation package may include both fixed ("base compensation") and variable ("incentive compensation") components, based on the role performed. In offering and administering pay and benefit packages GEAMI generally follows the overall compensation practices and procedures of its direct parent, General Electric Company (GE).

In setting the base compensation, GEAMI considers each individual's experience and responsibilities as well as that of his/her peers already employed in similar roles.

Certain investment professionals at GEAMI, including portfolio managers and analysts, are eligible to receive incentive compensation that incorporates both quantitative and qualitative performance measures. Investment professionals are assigned target bonuses based on their role, with actual payout being determined against set measurements.

Generally, 80% of the bonus is quantitatively determined and based on the relative investment performance of the team over both short- and long-term periods compared against specified benchmarks. Three-year performance is weighted more heavily, contributing to three quarters of the bonus measurement, and one-year performance makes up the remaining one quarter.

The remaining 20% of the bonus is determined on qualitative measures centered on the "GE Growth Values"—a set of five behaviors and characteristics all employees are expected to aspire to and incorporate into the way they work. These qualitative factors, along with a focus on integrity, help to better identify how an employee does their work.

In addition, GE periodically grants GE stock options to certain employees, including employees of GEAMI, which helps to ensure an alignment of interests with respect to GEAMI's business efforts and the success of our parent company.

Our overall success as a business also impacts the variable compensation of our investment professionals, but to a lesser degree. Although more limited in effect, asset growth and business-wide investment performance play a role in determining the overall size of the incentive compensation pool for allocation among our investment professionals.

All employees, including portfolio managers, are eligible to participate in GE's defined benefit and defined contribution plans, which offer participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their base compensation and incentive compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Ownership of Fund Shares.  As of March 31, 2010, GEAMI's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts.  As of March 31, 2010, GEAMI's portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
George Bicher	4	$942,346	1	$26,501	9	$2,419,870

The total assets provided represents the portion of each account's assets that are managed directly by George Bicher. They may not represent each account's total assets.

*  An account within "Other Accounts" is subject to a performance-based advisory fee.

Conflicts of Interests. Portfolio managers at GEAMI may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAMI and GE have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation. The compensation paid to GEAMI for managing the Large Cap Disciplined Equity Fund is based only on a percentage of assets under management. Although a small number of client accounts pay GEAMI a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAMI on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAMI allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI has adopted procedures to ensure that each allocates shares of initial public offerings to the funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with its fiduciary obligations to its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to its clients.

Change in Portfolio Management for the Large Cap Disciplined Equity Fund

In the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the sub-paragraphs entitled "Ownership of Fund Shares" and "Other Accounts" relating to Lazard Asset Management LLC are hereby deleted and replaced with the following:

Ownership of Fund Shares. As of March 31, 2010, Lazard's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or Emerging Markets Equity Fund.

Other Accounts. As of March 31, 2010, Lazard's portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)	Number of Accounts	Total Assets (thousands)
Andrew Lacey*	13	$11,385,042	7	$770,961	224	$4,963,891
Jai Jacob	0	$0	4	$180,492,286	9	$11,452
Daniel Breslin	2	$237,689	1	$8,979	18	$126,440
Kevin O'Hare	1	$70,658	2	$71,598	2	$1,349
Peter Gillespie	1	$70,658	2	$71,598	2	$1,349
James Donald*	8	$17,443,537	15	$4,801,859	140	$8,579,064
John Reinsberg*	6	$1,358,604	4	$106,696	58	$4,386,993

*  The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)  Mr. Donald manages one registered investment company and four other accounts with assets under management of approximately $1.8 billion and $1.2 billion, respectively.

(2)  Mr. Lacey manages one registered investment company with assets under management of approximately $6.6 billion.

(3)  Mr. Reinsberg manages four other pooled investment vehicles with assets under management of approximately $106.6 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-669 (6/10)